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                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

      New York                                          13-2774727
      (Jurisdiction of incorporation                    (I.R.S. Employer
      or organization if not a U.S.                     Identification No.)
      national bank)

      452 Fifth Avenue, New York, NY                    10018-2706
      (212) 525-5600                                    (Zip Code)
      (Address of principal executive offices)

                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                                  SOLUTIA INC.*
               (Exact name of obligor as specified in its charter)

      Delaware                                          43-1781797
      (State or other jurisdiction                      (I.R.S. Employer
      of incorporation or organization)                 Identification No.)

      575 Maryville Centre Drive                        63166
      P.O. Box 66760
      St. Lousi, MO
      (314) 674-1000                                    (Zip Code)
      (Address of principal executive offices)

                       11.25 Senior Secured Notes due 2009
                   Guarantees of 11.25% Senior Notes due 2009
                         (Title of Indenture Securities)

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                        *TABLE OF ADDITIONAL REGISTRANTS


                                         State or Other
                                         Jurisdiction of        I.R.S. Employer
                                         Incorporation or       Identification
Name, Address and Telephone Number         Organization              Number
----------------------------------         ------------              ------
CPFilms Inc.                               Delaware                  06-0385340
Monchem, Inc.                              Delaware                  43-1788418
Monchem International, Inc.                Delaware                  43-1788416
Solutia Systems, Inc.                      Delaware                  43-1834280

                                     General
Item 1. General Information.
        --------------------

              Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

              State of New York Banking Department.

              Federal Deposit Insurance Corporation, Washington, D.C.

             Board of Governors of the Federal Reserve System,
             Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                     Yes.

Item 2. Affiliations with Obligor.
        --------------------------

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                     None


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Item 16. List of Exhibits
         ----------------

Exhibit
-------

T1A(i)                (1)    Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)               (1)    Certificate of the State of New York Banking Department dated
                             December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                     Not applicable.

T1A(iv)               (3)    Copy of the existing By-Laws of HSBC Bank USA as amended on April
                             11, 2002.

T1A(v)                       Not applicable.

T1A(vi)               (2)    Consent of HSBC Bank USA required by Section 321(b) of the Trust
                             Indenture Act of 1939.

T1A(vii)                     Copy of the latest report of condition of the trustee (June 30,
                             2002), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                    Not applicable.

T1A(ix)                      Not applicable.


     (1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

     (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

     (3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.





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                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 22nd day of August, 2002.



                                       HSBC BANK USA


                                       By:  /s/Harriet Drandoff
                                            ------------------------
                                            Harriet Drandoff
                                              Vice President

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                                                               EXHIBIT T1A (VII)

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
--------------------------------------------------------------------------------
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL        Expires March 31, 2004

                                                         Please refer to page i,
                                                         Table of Contents, for
                                                         the required disclosure
                                                         of estimated burden.  1
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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031
                                                  (19980930)
                                                  ----------
                                                  (RCRI 9999)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 2002

This report is required  by law; 12 U.S.C. section 324 (State           This report form is to be filed by banks with  branches and
member banks); 12 U.S.C. section 1817 (State nonmember banks);          consolidated subsidiaries in U.S. territories and
and 12 U.S.C. section 161 (National banks).                             possessions, Edge or Agreement subsidiaries, foreign
                                                                        branches, consolidated foreign subsidiaries, or
                                                                        International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an          The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be attested         accordance with Federal regulatory authority instructions.
to by not less than two directors (trustees) for State nonmember
banks and three directors for State member and National Banks.          We, the undersigned directors (trustees), attest to the
                                                                        correctness of  this Report of Condition (including the
I,  Gerald A. Ronning, Executive VP & Controller                        supporting schedules) and declare that it has been examined
   -----------------------------------------------------                by us and to the best of our knowledge and belief has been
    Name and Title of Officer Authorized to Sign Report                 prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and
Of the named bank do hereby declare that these Reports of               correct.
Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the
best of my knowledge and believe.                                       /s/ Youssef Nasr
                                                                        -----------------------------------------------------------
                                                                        Director (Trustee)
/s/ Gerald A. Ronning
-----------------------------------------------------------------       /s/ Bernard J. Kennedy
Signature of Officer Authorized to Sign Report                          -----------------------------------------------------------
                                                                        Director (Trustee)
             8/15/02
-----------------------------------------------------------------       /s/ Sal H. Alfieri
Date of Signature                                                       -----------------------------------------------------------
                                                                        Director (Trustee)

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SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income              For electronic filing assistance, contact EDS Call report
either:                                                                 Services,  2150 N. Prospect Ave., Milwaukee, WI 53202,
                                                                        telephone (800) 255-1571.
(a)  in electronic form and then file the computer data file
     directly with the banking agencies' collection agent,              To fulfill the signature and attestation requirement for the
     Electronic Data System Corporation (EDS), by modem                 Reports of Condition and Income for this report date, attach
     or  computer diskette; or                                          this signature page to the hard-copy f the completed report that the bank places in its files.
b)   in hard-copy (paper) form and arrange for another party
     to convert the paper report to automated for. That party
     (if other than EDS) must transmit the bank's computer
     data file to EDS.

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FDIC Certificate Number   / 0 / / 0 / / 5 / / 8 / / 9 /
                          ----------------------------
                             (RCRI 9030)
http://WWW.BANKING.US.HSBC.COM                                          HSBC Bank USA
--------------------------------------------------------------          -----------------------------------------------------------
Primary Internet Web Address of Bank (Home Page), if any                Legal Title of Bank (TEXT 9010)
(TEXT 4087)
(Example:  www.examplebank.com)                                         Buffalo
                                                                        -----------------------------------------------------------
                                                                        City (TEXT 9130)

                                                                       N.Y.                                         14203
                                                                       ------------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)              ZIP Code (TEXT 9220)


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     Board of Governors of the Federal Reserve System, Federal Deposit Insurance
Corporation, Office of the Comptroller of the Currency


                               REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                             of  Buffalo
-----------------------------------------------------
  Name of Bank                               City

in the state of New York, at the close of business June 30, 2002


ASSETS

                                                                                                                Thousands of dollars
Cash and balances due from depository institutions:                                                             --------------------

 a. Non-interest-bearing balances currency and coin                                                                 $      1,816,157
-----------------------------------------------------------------------------------------------------------------
 b. Interest-bearing balances                                                                                              1,658,723
-----------------------------------------------------------------------------------------------------------------
   Held-to-maturity securities                                                                                             3,669,450
-----------------------------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                                          12,554,394
-----------------------------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell:
-----------------------------------------------------------------------------------------------------------------
a. Federal funds sold in domestic offices                                                                                          0
b. Securities purchased under agreements to resell                                                                         5,979,340
                                                                                                                 -------------------
Loans and lease financing receivables:

   Loans and leases held for sale                                                                                   $      2,553,658
------------------------------------------------------------------------------------------------------------------------------------
   Loans and leases net of unearned income                                                      $     39,015,047
-----------------------------------------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                                                             538,987
------------------------------------------------------------------------------------------------------------------------------------
   Loans and lease, net of unearned income, allowance, and reserve                                                  $     38,476,060
-----------------------------------------------------------------------------------------------------------------
   Trading assets                                                                                                         11,359,431
-----------------------------------------------------------------------------------------------------------------
   Premises and fixed assets                                                                                                 737,811
-----------------------------------------------------------------------------------------------------------------
Other real estate owned                                                                                                       11,103
-----------------------------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries                                                                                   246,227
-----------------------------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                                                  93,300
-----------------------------------------------------------------------------------------------------------------
Intangible assets: Goodwill                                                                                                2,162,325
-----------------------------------------------------------------------------------------------------------------
Intangible assets: Other intangible assets                                                                                   479,872
-----------------------------------------------------------------------------------------------------------------
Other assets                                                                                                               2,384,822
-----------------------------------------------------------------------------------------------------------------
Total assets                                                                                                              84,182,673
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Deposits:

   In domestic offices                                                                                                    38,513,703
------------------------------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                                                5,001,941
-------------------------------------------------------------------------------------------------
   Interest-bearing                                                                                   33,511,762
------------------------------------------------------------------------------------------------------------------------------------
In foreign offices                                                                                                        17,807,757
-------------------------------------------------------------------------------------------------


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----------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                                                  426,703
------------------------------------------------------------------------------------------------
   Interest-bearing                                                                                   17,381,054
----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase:
-----------------------------------------------------------------------------------------------------------------
 a. Federal funds purchased in domestic offices                                                                            1,176,485
-----------------------------------------------------------------------------------------------------------------
 b. Securities sold under agreements to repurchase                                                                           704,247
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Trading Liabilities                                                                                                        6,301,519
-----------------------------------------------------------------------------------------------------------------
Other borrowed money                                                                                                       8,535,736
-----------------------------------------------------------------------------------------------------------------
Bank's liability on acceptances                                                                                               93,300
-----------------------------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                                          1,548,908
-----------------------------------------------------------------------------------------------------------------
Other liabilities                                                                                                          2,440,222
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                         77,121,877
------------------------------------------------------------------------------------------------------------------------------------
Minority Interests in consolidated Subsidiaries                                                                                  172
------------------------------------------------------------------------------------------------------------------------------------
EQUITY CAPITAL

------------------------------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                                                      -
-----------------------------------------------------------------------------------------------------------------
Common Stock                                                                                                                 205,000
-----------------------------------------------------------------------------------------------------------------
Surplus                                                                                                                    6,440,465
-----------------------------------------------------------------------------------------------------------------
Retained earnings                                                                                                            316,467
-----------------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income                                                                                        98,692
-----------------------------------------------------------------------------------------------------------------
Other equity capital components                                                                                                    -
-----------------------------------------------------------------------------------------------------------------
Total equity capital                                                                                                       7,060,624
-----------------------------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                                                  84,182,673
------------------------------------------------------------------------------------------------------------------------------------